--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 1, 2006

                             ORION HEALTHCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          Delaware 001-16587 58-1597246
                (State or Other (Commission File (I.R.S. Employer
                     Jurisdiction of Number) Identification
                             Incorporation) Number)

                        1805 Old Alabama Road, Suite 350
                                Roswell, GA 30076
               (Address of Principal Executive Offices) (Zip Code)

                                 (678) 832-1800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Section 1   Registrant's Business and Operations

Item 1.01       Entry into a Material Definitive Agreement

         On December 1, 2006, we entered into a Credit Agreement (the "Credit Agreement") with Wells Fargo Foothill, Inc. ("Wells Fargo"). The Credit Agreement provides for a four year $16,500,000 senior secured credit facility consisting of a $2,000,000 revolving loan commitment, a $4,500,000 term loan and a $10,000,000 acquisition facility commitment. Amounts borrowed under this facility will be secured by substantially all of our assets and a pledge of the capital stock of our operating subsidiaries pursuant to a Security Agreement (the "Security Agreement") with Wells Fargo.

         Amounts borrowed under this facility will bear interest at our election at a fluctuating rate based on the prime rate or LIBOR rate. Proceeds from this facility were used to fund our acquisitions of Rand Medical Billing, Inc. and On Line Alternatives, Inc. and On Line Payroll Services, Inc., refinance our existing loan facility with CIT Healthcare, LLC ("CIT"), fund certain fees and expenses incurred in connection with the new facility and to finance our ongoing working capital, capital expenditure, future acquisitions and general corporate needs.

         The Credit Agreement contains certain financial covenants that require us to maintain minimum levels of trailing twelve month EBITDA, a minimum fixed charge coverage ratio, a maximum senior debt leverage ratio and a limitation on annual capital expenditures and other customary terms and conditions.

         The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety to the full text of the Credit Agreement and the Security Agreement attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

         Additionally, on December 1, 2006, the Amendment No. 2 to our 2004 Incentive Plan (the "Amendment") was effective. The Amendment provides for (i) an increase in the number of shares of our Class A Common Stock available for grants under the 2004 Incentive Plan from 2,200,000 shares to 13,450,782 (an increase of 11,250,582 shares), and (ii) an increase of the maximum number of shares that can be granted to a participant in any calendar year from 1,000,000 to 3,000,000 shares. This amendment was approved by our stockholders at the special meeting of the stockholders held on November 27, 2006 but was not effective until the closing of the transactions contemplated under the Private Placement Agreements and the filing of our Third Amended and Restated Certificate of Incorporation which occurred on December 1, 2006.

         The foregoing description of the Amendment No. 2 to our 2004 Incentive Plan is qualified in its entirety to the full text of the Amendment attached to this Current Report on Form 8-K as Exhibit 10.3 and incorporated herein by reference.

         On December 1, 2006, we also executed Amended and Restated Promissory Notes (the "DCPS/MBS Notes") with certain of the former equity holders of Medical Billing Services, Inc. ("MBS"), one of our wholly owned subsidiaries, and Dennis Cain Physician Solutions, Ltd. ("DCPS") and Dennis Cain Management, LLC ("DCM"), the general partnership interests of which are now owned by MBS, including two of our executive officers, Dennis Cain, CEO of MBS, and Tommy Smith, President and COO of MBS. The DCPS/MBS Notes extended the maturity date of the subordinated promissory notes previously issued on December 15, 2004 and April 19, 2006, respectively, from December 15, 2007 to December 15, 2008, with principal payments beginning on December 15, 2007, and increased the interest rate payable under the notes from 8% per annum to 9% per annum. The amounts due under the DCPS/MBS Notes total $1,714,336 in the aggregate, which remains unchanged from the original unsecured promissory notes. The DCPS/MBS Notes are fully subordinate to the new credit facility from Wells Fargo. The foregoing description of the DCPS/MBS Notes is qualified in its entirety to the full text of the DCPS/MBS Notes, the forms of which are attached to this Current Report on Form 8-K as Exhibit 10.10 and incorporated herein by reference.

         In 2003, one of our lenders, DVI Financial Services, Inc. ("DVI"), announced that it was seeking protection under Chapter 11 of the United States Bankruptcy laws. Our predecessors had loans outstanding to DVI in the form of term loans and revolving lines of credit. In 2005 and again in 2006, we negotiated discounts on the amounts owed to DVI and executed a new loan agreement with U.S. Bank Portfolio Services ("USBPS"), as Servicer. Immediately prior to December 1, 2006, there was $3,750,000 outstanding under that agreement. On December 1, 2006, we entered into a Restructured Loan Agreement with USBPS, as Servicer, which provides for the outstanding amount to be reduced to $2,750,000 and for monthly payments of principal until October 1, 2013, when the remaining amount becomes due. This indebtedness is unsecured. The Restructured Loan Agreement is fully subordinate to the new credit facility from Wells Fargo. The foregoing description of the Restructured Loan Agreement is qualified in its entirety to the full text of said agreement attached to this Current Report on Form 8-K as Exhibit 10.11 and incorporated herein by reference.

Item 1.02       Termination of a Material Definitive Agreement

     On December 1, 2006, we replaced our Loan and Security Agreement, dated December 15, 2004, as amended, among us, our subsidiaries and CIT (the "CIT Loan and Security Agreement") that provided us with a $2,750,000 secured revolving credit facility with the credit facility with Wells Fargo. In connection with the closing of the Credit Agreement with Wells Fargo we paid off the outstanding balance of $1,027,321.19 owed to CIT and terminated the CIT Loan and Security
Agreement. Additionally, the Guaranty Agreement dated December 15, 2004, as amended, issued by Brantley Partners IV, L.P. ("Brantley IV") to CIT and the
Guaranty Agreement dated December 15, 2004, as amended, issued by Brantley Capital Corporation ("Brantley Capital") to CIT were also terminated. This loan facility was replaced with a new facility with Wells Fargo, as described in Item
1.01 above and incorporated herein by reference.

Section 2   Financial Information

Item 2.01       Completion of Acquisition or Disposition of Assets

Background

         In April 2005, our board of directors initiated a strategic plan designed to accelerate our growth and enhance our future earnings potential. The plan focused on our strengths, which include providing billing, collections and complementary business management services to physician practices. As part of this plan, we completed a series of transactions involving the divestiture of non-strategic assets in 2005 and early 2006. In addition, we redirected financial resources and company personnel to areas that management believed would enhance long-term growth potential. A key component of our long-term strategic plan was the identification of potential acquisition targets that would increase our presence in the markets we serve and enhance stockholder value.

         As previously reported on our Current Report on Form 8-K filed with the Securities and Exchange Commission on September 11, 2006, in furtherance of our strategic plan, on September 8, 2006 we entered into separate stock purchase agreements for the acquisition of all of the issued and outstanding capital stock of (i) Rand Medical Billing, Inc. ("Rand"), and (ii) On Line Payroll Services, Inc. ("OLP") and On Line Alternatives, Inc. ("OLA" and collectively with OLP, "On Line"). In addition, we entered into (x) a Stock Purchase Agreement, dated September 8, 2006 (the "Stock Purchase Agreement") with Phoenix Life Insurance Company ("Phoenix") and Brantley IV to issue, for an aggregate purchase price of $4,650,000, shares of a newly created class of our common stock, Class D Common Stock, par value $0.001 per share (the "Class D Common Stock"), which would be convertible into our Class A Common Stock and (y) a Note Purchase Agreement, dated September 8, 2006 (the "Note Purchase Agreement," and together with the Stock Purchase Agreement, the "Private Placement Agreements") with Phoenix to issue, for an aggregate purchase price of $3,350,000, our senior unsecured subordinated promissory notes due 2011 in the original principal amount of $3,350,000, bearing interest at an aggregate rate of 14% per annum, together with warrants to purchase shares of our Class A Common Stock. Some of the proceeds we received upon consummation of the transactions set forth in the Private Placement Agreements, along with proceeds from senior bank financing with Wells Fargo and other funds available to us, were used to finance the acquisitions of the Rand and On Line businesses.

Acquisitions

         On December 1, 2006 we completed the acquisition of all of the outstanding capital stock of Rand. Rand is a full service billing agency, providing medical billing exclusively for anatomic and clinical pathology practices located in Simi Valley, California.

         Pursuant to the stock purchase agreement with Rand, which was amended as of December 1, 2006, we paid an aggregate purchase price of $9,365,333, subject to adjustments conditioned upon future revenue results. A portion of the purchase price was paid in 3,314,917 shares of our Class A Common Stock (having a value of $600,000 based on the average closing price per share of our Class A Common Stock for the twenty day period prior to the closing of the Rand acquisition). The remainder of the purchase price was paid in a combination of cash and the issuance of an unsecured subordinated promissory note in the original principal amount of $1,365,333. At the closing of the Rand acquisition, $7,200,000 of the purchase price was paid in cash and the balance was placed in escrow (including the unsecured subordinated promissory note and the shares of our Class A Common Stock) pending resolution of the purchase price adjustments and subject to claims, if any, for indemnification.

         The second acquisition involved the purchase of all the issued and outstanding capital stock of the On Line businesses. On Line consists of two related companies, OLA and OLP.

         OLA is an outsourcing company providing data entry, insurance filing, patient statements, payment posting, collection follow-up and patient refund processing to medical practices. Most of OLA's customers are hospital-based physician practices including radiology, neurology and emergency medicine. Customers also include some other specialties as plastic surgery, family practice, internal medicine and orthopaedics. All billing functions are the responsibility of OLA, and include credentialing and accounts payable processing. OLA also has a group of contract transcriptionists who work out of their homes and OLA offers these services to clients as well.

         OLP provides payroll processing services to small businesses, a few of which are also customers of OLA. OLP provides payroll services including direct deposit, time clock interface and tax reporting to clients in Alabama, Florida, Georgia, Louisiana, Mississippi, Tennessee and Texas.

         On December 1, 2006 we completed the acquisitions of the On Line businesses by purchasing all of the issued and outstanding capital stock of both OLA and OLP for an aggregate purchase price of $3,310,924, subject to adjustments conditioned upon future revenue results. The purchase price was paid in a combination of cash and the issuance of unsecured subordinated promissory notes. At the closing of the On Line acquisition, $2,401,943 of the purchase price was paid in cash and the remainder through the issuance of unsecured subordinated promissory notes in the original principal amounts of $833,981 and $75,000, respectively.

Private Placement Agreements

         On December 1, 2006 we also closed the transactions contemplated by the Stock Purchase Agreement with Phoenix and Brantley IV. Pursuant to the terms of the Stock Purchase Agreement, Phoenix purchased 15,909,003 shares of our Class D Common Stock for $3,000,000 and Brantley IV purchased 8,749,952 shares of our Class D Common Stock for $1,650,000.

         On December 1, 2006 we also closed the transactions contemplated by the Note Purchase Agreement with Phoenix. Pursuant to the terms of the Note Purchase Agreement, Phoenix purchased, for an aggregate purchase price of $3,350,000, (i) our senior unsecured subordinated promissory notes, due 2011, in the original principal amount of $3,350,000 and (ii) warrants to purchase 1,421,629 shares of our Class A Common Stock. The warrants will be exercisable for five years from the date of issuance of the warrants at $0.01 per share.

         Our senior unsecured subordinated promissory notes bear interest at the combined rate of (i) 12% per annum payable in cash on a quarterly basis and (ii) 2% per annum payable in kind (meaning that the accrued interest will be capitalized as principal) on a quarterly basis, subject to our right to pay such amount in cash. The notes are unsecured and subordinated to all of our other senior debt. Upon the occurrence and during the continuance of an event of default the interest rate on the cash portion of the interest shall increase from 12% per annum to 14% per annum, for a combined rate of default interest of 16% per annum. We may prepay outstanding principal (together with accrued interest) on the note subject to certain prepayment penalties and we are required to prepay outstanding principal (together with accrued interest) on the note upon certain specified circumstances.

         As of December 1, 2006, after giving effect to the Rand and On Line acquisitions and the closing of the Private Placement Agreements, Brantley IV owns 62,437,789 shares of our Class A Common Stock, warrants to purchase 20,455 shares of our Class A Common Stock and 8,749,952 shares of our Class D Common Stock which are currently convertible into 8,749,952 shares of our Class A Common Stock. As of December 1, 2006, this represents 52.9% of our voting power on an as converted, fully diluted basis.

         Phoenix is a limited partner in Brantley IV and Brantley Partners V, L.P and has also co-invested with Brantley IV and its affiliates in a number of transactions. Prior to the closing of the transactions under the Private Placement Agreements, Phoenix did not own, of record, any shares of our capital stock. Two of our directors, Paul H. Cascio and Michael J. Finn, are affiliated with Brantley IV and its related entities. Paul Cascio and Michael J. Finn serve as general partners of the general partner of Brantley Venture Partners III, L.P. ("Brantley III") and Brantley IV and are limited partners in these funds. Neither Phoenix, Brantley IV nor Messrs. Cascio or Finn are affiliated with Brantley Capital. The advisor to Brantley III is Brantley Venture Management III, L.P. and the advisor to Brantley IV is Brantley Management IV, L.P.

         In connection with the closing of the Private Placement Agreements, Phoenix purchased, for an aggregate purchase price of $3,000,000, 15,909,003 shares of Class D Common Stock, representing upon conversion 15,909,003, or 11.8%, of our outstanding Class A Common Stock as of December 1, 2006, on an as converted, fully-diluted basis taking into account the issuance of the shares of Class D Common Stock. In connection with the Note Purchase Agreement, Phoenix also was issued warrants to purchase 1,421,629 shares of our Class A Common Stock representing 1.1% of the voting power as of December 1, 2006 on an as converted, fully diluted basis.

         On June 1, 2005, we issued two convertible subordinated promissory notes in the amount of $1,025,000 and $225,000, respectively, to Brantley IV (the "Brantley IV Notes") to evidence the terms of loans that were made to us by Brantley IV on March 16, 2005 and April 19, 2005. Under the terms of the Brantley IV Notes, the outstanding principal and interest of the Brantley IV Notes was convertible into shares of our Class A Common Stock at a price per share of $1.042825. On December 1, 2006, as a condition to the closing of the Credit Agreement and the Private Placement Agreements, we issued 1,383,825 shares of our Class A Common Stock to Brantley IV upon the conversion of the entire unpaid principal amount of, including accrued but unpaid interest, the Brantley IV Notes.

         On December 1, 2006 we also purchased all 1,722,983 shares of our Class B Common Stock owned by Brantley Capital for an aggregate purchase price of $482,435 pursuant to the Stock Purchase Agreement with Brantley Capital dated September 8, 2006. These shares of Class B Common Stock were retired in accordance with the terms of our Third Amended and Restated Certificate of Incorporation. In addition, in connection with the closing of the transactions contemplated by the Private Placement Agreements all of the other holders of our Class B and Class C Common Stock converted those shares into our Class A Common Stock (representing 87,761,969 shares of our Class A Common Stock in the aggregate). The acquisition and conversions were consummated simultaneous with the closing of the transactions contemplated by the Private Placement Agreements.

         The description of the material terms of the stock purchase agreements with Rand and the On Line businesses and Brantley Capital referenced above is qualified by reference to the complete text of each of the agreements included as Exhibits 10.4, 10.5, 10.6 and 10.9 respectively to this Current Report on Form 8-K and incorporated herein by reference. The description of the Private Placement Agreements referenced above is qualified by reference to the complete text of the Stock Purchase Agreement and Note Purchase Agreement included as Exhibits 10.7 and 10.8, respectively, and incorporated herein by reference. A copy of the Press Release announcing the closing of the acquisitions and the private placment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

         The information required by this item is included in Item 1.01 and Exhibits 10.1, 10.2 and 99.1 of this report are incorporated herein by reference.

Section 3   Securities and Trading Markets

Item 3.02       Unregistered Sales of Equity Securities

         As described in Item 2.01 above and incorporated herein by reference in connection with the closing of the acquisitions and the private placement we issued (i) 3,314,917 shares of our Class A Common Stock to the stockholder of Rand, (ii) 24,658,955 shares of our Class D Common Stock representing on conversion as of December 1, 2006, 24,658,955 shares of our Class A Common Stock to Phoenix and Brantley IV in the aggregate, (iii) warrants to purchase 1,421,629 shares of our Class A Common Stock to Phoenix, (iv) 67,742,350 shares of our Class A Common Stock upon conversion of 8,725,487 shares of our Class B Common Stock, (v) 20,019,619 shares of our Class A Common Stock upon conversion of 1,437,572 shares of our Class C Common Stock, and (vi) 1,383,825 shares of our Class A Common Stock upon conversion of the Brantley IV notes. We issued these in reliance on Section 4(2) of the Securities Act of 1933, as amended. The additional information required by this item is included in Items 2.01 and 3.03 and Exhibits 10.4, 10.5, 10.7, 10.8 and 99.1 and is incorporated herein by reference.

Item 3.03       Material Modification to Rights of Security Holders

         On December 1, 2006, in connection with the closing of the transactions contemplated by the Private Placement Agreements we filed our Third Amended and Restated Certificate of Incorporation which (i) increased the aggregate number of shares of our authorized capital stock from 117,000,000 shares to 370,000,000 shares, consisting of 350,000,000 shares of common stock and 20,000,000 shares of preferred stock; (ii) specified that 300,000,000 shares of the common stock were designated as Class A Common Stock; (iii) created a new series of common stock designated as the Class D Common Stock consisting of 50,000,000 shares, and (iv) eliminated the Class B and Class C Common Stock and the rights and preferences related thereto. Our Third Amended and Restated Certificate of Incorporation was approved by our stockholders at our special meeting of stockholders held on November 27, 2006. As noted above in Item 2.01, as a condition to the closing of the transactions contemplated under the Private Placement Agreements, we purchased all of the outstanding shares of our Class B Common Stock held by Brantley Capital Corporation and the remaining holders of our Class B and Class C Common Stock all converted such shares into our Class A Common Stock. As of December 1, 2006 we no longer have any Class B or Class C Common Stock issued and outstanding.

         Except as set forth below, the Class D Common Stock, upon the filing of our Third Amended and Restated Certificate of Incorporation has the same rights and preferences as our Class A Common Stock:

     o The holders of the Class D Common Stock will have priority in certain distributions made to the other holders of Common Stock. The holders of the shares of Class D Common Stock (other than shares concurrently being converted into Class A Common Stock), as a single and separate class, will be entitled to receive all distributions until there has been paid with respect to each such share from amounts then and previously distributed an amount equal to 9% per annum on the Class D issuance amount, without compounding, from the date the Class D Common Stock is first issued. However, we will be restricted from paying any distribution in cash to the holders of the Class D Common Stock as long as the Credit Agreement with Wells Fargo (as described in Item
          1.01 herein) is outstanding.

     o In addition to receiving any accrued but unpaid distributions described above, the holders of the Class D Common Stock will have the right to receive distributions pari passu with the holders of the shares of the Class A Common Stock, assuming for purposes of such calculation that each share of Class D Common Stock represented one share of Class A Common Stock (subject to adjustment to such conversion ratio for subsequent issuances by us of shares of our capital stock, or rights to acquire such shares, for less than the price the holders of the Class D Common Stock paid for their shares and for stock splits, combinations, stock dividends and certain other actions as more fully specified in our certificate of incorporation).

     o The holders of a majority of the Class D Common Stock have the ability to authorize any payment that might otherwise be considered a distribution for purposes of our Third Amended and Restated Certificate of Incorporation to be excluded from the distribution priority provisions described above.

     o Each share of Class D Common Stock will be entitled to one vote. The Class D Common Stock will vote together with all other classes of our Common Stock and not as a separate class, except as otherwise required by law or in the event of certain actions adversely affecting the rights and preferences of the Class D Common Stock as more fully specified in our Third Amended and Restated Certificate of Incorporation.

     o At the option of each holder of Class D Common Stock, exercisable at any time and from time to time by notice to us, each outstanding share of Class D Common Stock held by such investor will convert into a number of shares of Class A Common Stock equal to the "Class D Conversion Factor" in effect at the time such notice is given. The Class D Conversion Factor will initially be one share of Class A Common Stock for each share of Class D Common Stock, subject to adjustment to such conversion ratio for subsequent issuances by us of shares of our capital stock, or rights to acquire such shares, for less than the price the holders of the Class D Common Stock paid for their shares and for stock splits, combinations, stock dividends and certain other actions as more fully specified in our Third Amended and Restated Certificate of Incorporation.

         The foregoing description of our Third Amended and Restated Certificate of Incorporation does not purport to be complete and is qualified in its entirety to the full text of the Third Amended and Restated Certificate of Incorporation attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Section 5   Corporate Governance and Management

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in
                Fiscal Year

         The information required by this item is included in Item 3.03 and
Exhibit 3.1 and is incorporated herein by reference.

Section 9   Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

     The financial statements required by this item will be filed with the Securities and Exchange Commission by amendment as soon as practicable, but no later than 75 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)  Pro Forma Financial Statements


     The pro forma financial statements required by this item will be filed with the Securities and Exchange Commission by amendment as soon as practicable, but no later than 75 days after the date on which this Current Report on Form 8-K is required to be filed.



(d) Exhibits - The following exhibits are furnished as part of this current report:

Exhibit      Description
-------      -----------

3.1 Third Amended and Restated Certificate of Incorporation of Orion HealthCorp, Inc.

10.1 Credit Agreement, dated as of December 1, 2006, by and among Orion HealthCorp, Inc., each of the subsidiaries identified therein, each of the Lenders identified therein and Wells Fargo Foothill, Inc., as its Arranger and Administrator Agent and Lender.*

10.2 Security Agreement, dated as of December 1, 2006, among Orion HealthCorp, Inc. and the other grantors identified therein and Wells Fargo Foothill, Inc.*

10.3         Amendment No. 2 to the Orion HealthCorp, Inc. 2004 Incentive Plan.

10.4 Stock Purchase Agreement, dated September 8, 2006, by and among Orion HealthCorp, Inc., Rand Medical Billing, Inc. and the stockholder of Rand.**

10.5 Amendment No. 1, dated December 1, 2006, to the Stock Purchase Agreement, dated September 8, 2006, by and among Orion HealthCorp, Inc., Rand Medical Billing, Inc. and the stockholder of Rand. *

10.6 Stock Purchase Agreement, dated September 8, 2006, by and among Orion HealthCorp, Inc., On Line Alternatives, Inc., On Line Payroll Services, Inc., and the shareholders of On Line Alternatives, Inc. and On Line Payroll Services, Inc.**

10.7 Stock Purchase Agreement, dated as of September 8, 2006, by and among Orion HealthCorp, Inc., Phoenix Life Insurance Company and Brantley Partners IV, L.P.**

10.8 Note Purchase Agreement, dated as of September 8, 2006, by and between Orion HealthCorp, Inc. and Phoenix Life Insurance Company.**

10.9 Stock Purchase Agreement, dated as of September 8, 2006, by and between Orion HealthCorp, Inc. and Brantley Capital Corporation.**


10.10 Forms of Amended and Restated Promissory Notes, dated as of December 1, 2006, by and between Orion HealthCorp, Inc. and DCPS Sellers and MBS Sellers

10.11 Restructured Loan Agreement, dated December 1, 2006, by and between Orion HealthCorp, Inc. and Lyon Financial Services, Inc. dba U.S. Bank Portfolio Services, as successor servicer for DVI Financial Services, Inc. *

99.1         Press Release issued by Orion HealthCorp, Inc. on December 4, 2006.

---------------------
* Pursuant to Item 601(b)(2) of Regulation S-B, certain exhibits and schedules have been omitted from this filing. The Company agrees to furnish to the Securities and Exchange Commission on a supplemental basis a copy of any omitted exhibit or schedule.

**Incorporated herein by reference to Exhibits 10.1 through 10.5 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on September 11, 2006.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ORION HEALTHCORP, INC.


                                            By:   /s/ Stephen H. Murdock
                                               -------------------------
                                                     Stephen H. Murdock
                                                     Chief Financial Officer



Date:    December 7, 2006

                                  EXHIBIT INDEX

Exhibit      Description
-------      -----------

3.1 Third Amended and Restated Certificate of Incorporation of Orion HealthCorp, Inc.

10.1 Credit Agreement, dated as of December 1, 2006, by and among Orion HealthCorp, Inc., each of the subsidiaries identified therein, each of the Lenders identified therein and Wells Fargo Foothill, Inc., as its Arranger and Administrator Agent and Lender.*

10.2 Security Agreement, dated as of December 1, 2006, among Orion HealthCorp, Inc. and the other grantors identified therein and Wells Fargo Foothill, Inc.*

10.3         Amendment No. 2 to the Orion HealthCorp, Inc. 2004 Incentive Plan.

10.4 Stock Purchase Agreement, dated September 8, 2006, by and among Orion HealthCorp, Inc., Rand Medical Billing, Inc. and the stockholder of Rand.**

10.5 Amendment No. 1, dated December 1, 2006, to the Stock Purchase Agreement, dated September 8, 2006, by and among Orion HealthCorp, Inc., Rand Medical Billing, Inc. and the stockholder of Rand.*

10.6 Stock Purchase Agreement, dated September 8, 2006, by and among Orion HealthCorp, Inc., On Line Alternatives, Inc., On Line Payroll Services, Inc., and the shareholders of On Line Alternatives, Inc. and On Line Payroll Services, Inc.**

10.7 Stock Purchase Agreement, dated as of September 8, 2006, by and among Orion HealthCorp, Inc., Phoenix Life Insurance Company and Brantley Partners IV, L.P.**

10.8 Note Purchase Agreement, dated as of September 8, 2006, by and between Orion HealthCorp, Inc. and Phoenix Life Insurance Company.**

10.9 Stock Purchase Agreement, dated as of September 8, 2006, by and between Orion HealthCorp, Inc. and Brantley Capital
             Corporation.**

10.10 Forms of Amended and Restated Promissory Notes, dated as of December 1, 2006, by and between Orion HealthCorp, Inc. and DCPS Sellers and MBS Sellers

10.11 Restructured Loan Agreement, dated December 1, 2006, by and between Orion HealthCorp, Inc. and Lyon Financial Services, Inc. dba U.S. Bank Portfolio Services, as successor servicer for DVI Financial Services, Inc. *

99.1         Press Release issued by Orion HealthCorp, Inc. on December 1, 2006.


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